SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): DECEMBER 16, 2002


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                         A.I. RECEIVABLES TRANSFER CORP.
                           (EXACT NAME OF REGISTRANT)

         DELAWARE                    333-57236                       22-3674608
         --------                    ---------                       ----------
(STATE OF INCORPORATION)         (COMMISSION FILE NO.)            (IRS EMPLOYER
                                                                  IDENTIFICATION
                                                                  NUMBER)

                                160 WATER STREET
                             NEW YORK, NY 10038-4922
                   ------------------------------------------
                    (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

                                 (212) 428-5400
                         -------------------------------
                         (REGISTRANT'S TELEPHONE NUMBER)



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ITEM 7.      FINANCIAL STATEMENTS AND EXHIBITS.
             ----------------------------------


(c) Exhibit.
    --------

   Exhibit 99.1    --     Noteholder Report for AIG Credit Premium Finance
                          Master Trust dated December 16, 2002.





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
                                    SIGNATURE


           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                                     A.I. Receivables
Transfer Corp.


Date:  December 16, 2002                              By: /s/ Jeffrey Lesnoy
                                                         -----------------------
                                                         Jeffrey Lesnoy
                                                         Authorized Signatory








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
                                  EXHIBIT INDEX


Exhibit No.                     Description
-----------                     -----------

        99.1     --     Noteholder Report for AIG Credit Premium Finance
                        Master Trust dated December 16, 2002.





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